REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 8, 1998, by and between Palatin Technologies, Inc., a Delaware corporation (the "Company"), and TheraTech, Inc., a Delaware corporation (the "Purchaser").

        This Agreement is made pursuant to the Stock Purchase Agreement, dated as of July 6, 1998, between the Company and the Purchaser (the "Purchase Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide for the benefit of the Purchaser, and any subsequent holders of Registrable Securities (as defined below), the registration rights set forth in this Agreement.

     The parties hereby agree as follows:

1.  DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Common Stock: Collectively, the shares of common stock, par value $.01 per share of the Company and any capital stock of the Company listed or issuable by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     Effective Date: The date that the Resale Registration Statement is declared effective by the SEC.

     Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

     Holder: Each beneficial holder from time to time of Registrable Securities.

     Indemnified Holder: See Section 6(a).

     NASD: National Association of Securities Dealers, Inc.

     Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in any Registration Statement, as supplemented by any prospectus supplement and as amended by all amendments, including post-effective amendments and all material incorporated by reference in such prospectus.

     Registrable Securities: The shares of Common Stock purchased pursuant to the Purchase Agreement; provided, however, that a share of Common Stock ceases to be a Registrable Security when it (i) has been effectively registered under
Section 5 of the Securities Act and disposed of in accordance with any Registration Statement, (ii) has been distributed to the public pursuant to Rule 144 under the Securities Act ("Rule 144") (or any similar provisions then in force) or (iii) is eligible for distribution to the public by the Holder pursuant to Rule 144(k) (or any similar provisions then in force).

     Registration Expenses: See Section 5.

     Registration Statement: Any registration statement of the Company which, in accordance with Section 3 hereof, covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

     Resale Registration Statement: See Section 3.

     Securities Act: The Securities Act of 1933, as amended from time to time.

     SEC: The Securities and Exchange Commission.

2.  SECURITIES SUBJECT TO THIS AGREEMENT

     Each Holder from time to time of Registrable Securities shall be entitled to the benefits of this Agreement. A Person is deemed to be a Holder of Registrable Securities whenever such Person is the beneficial owner of
Registrable Securities. The Company is entitled to treat the record holder of Registrable Securities as beneficial owner of Registrable Securities unless otherwise notified by such holder.

3.  RESALE REGISTRATION: TIMING OF FILING, EFFECTIVENESS AND PERIOD OF USABILITY

     Subject to the provisions of Section 4 hereof, the Company shall file and use its best efforts to cause to be declared effective not later than 120 days from the date hereof, a "resale" Registration Statement (a "Resale Registration") on any appropriate form pursuant to Rule 415 under the Securities Act for all the Registrable Securities, which form shall be available for the sale of the Registrable Securities in accordance with the untraded methods of distribution thereof provided that any delay not attributable to acts or omissions of the Company shall extend such 120 day period accordingly.


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


     The Company shall use its best efforts to keep the Registration Statement continuously effective and usable for resale of Registrable Securities until the earlier of: (i) the second anniversary of the Effective Date (the "Effectiveness Period") or (ii) the date on which all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or (iii) when all Registrable Securities otherwise have been sold pursuant to Rule 144 or are freely tradeable in essentially the same manner as contemplated in Section 4 below.

4.  REGISTRATION PROCEDURES

     In connection with the Company's obligation to file a Registration Statement as provided in Section 3 hereof, the Company will as expeditiously as possible:

          (a) before filing a Registration Statement or Prospectus (including each preliminary prospectus) or any amendments or supplements thereto, furnish to the Holders of the Registrable Securities covered by such Registration Statement and to counsel selected by such Holders a copy of all such documents proposed to be filed, which documents will be subject to the review of such Holders with respect to any information regarding such Holders (provided that the Company may assume, for the purposes of the foregoing that any Holder of Registrable Securities has no objection to any information regarding such Holder of the Company if the Company has not received notice from such Holder within three business days after delivery of such documents to such Holder);

          (b) prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder or otherwise necessary to keep the Registration Statement effective for the applicable Effectiveness Period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify Purchaser and the Holders of Registrable Securities promptly, and confirm such advice in writing:

               (1)  when  the  Prospectus  or  any   Prospectus   supplement  or
          post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

               (2) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and,



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


               (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (e) furnish, without charge, to each Holder of Registrable Securities, one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) deliver to Purchaser and each Holder of Registrable Securities without charge, two copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto;

          (g) use its reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered under such other securities or blue sky laws with or approved by such governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities in such jurisdictions as the Holders may reasonably specify in response to inquiries to be made by the Company and do all other acts and things reasonably necessary or advisable to enable the Holders to consummate the disposition of such Registrable Securities in such jurisdictions, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (h) if any event shall occur as a result of which it is necessary, in the opinion of counsel for the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered by a Holder, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (i) if at any time an event of the kind described in Section 4(h) shall occur, notify Purchaser and the Holders of Registrable Securities that the use of the Prospectus must be discontinued;

          (j) on or prior to the date the Registration Statement is declared effective by the SEC, cause all of the Registrable Securities to be listed for trading on the national securities exchange or the Nasdaq SmallCap Market on which the Company's shares of Common Stock are then listed; and

          (k) maintain a transfer agent and registrar for all Registrable Securities not later than the Effective Date.

     Each Holder of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may reasonably from time to time request in writing.

     Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of notice from the Company, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated hereby, or until it is advised in writing by the Company, that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.  REGISTRATION EXPENSES

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation:

          (1) all registration, filing and listing fees;

          (2)  the  Company's  printing,   messenger,   telephone  and  delivery
     expenses;

          (3) fees and disbursements of counsel for the Company; and

          (4) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit necessary to satisfy the requirements of the Securities Act) and other Persons retained by the Company.

(all such expenses being herein called registration expenses ) will be borne by the Company, regardless of whether the Registration Statement becomes effective.

     The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on a securities exchange or the Nasdaq SmallCap Market.

6.  INDEMNIFICATION AND CONTRIBUTION

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission thereof based upon information furnished in writing to the Company by such Holder or its agent expressly for use therein; provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission was completely corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented. such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. This indemnity will be in addition to any liability which the Company may otherwise have.

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing (but the omission to so notify the Company shall not relieve it of any liability that it may have against any Indemnified Holder otherwise than under this subsection), and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all reasonable, documented expenses. Indemnified Holders shall have the right, collectively, to employ their own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Indemnified Holders unless the named parties to any such action or proceeding (including any impleaded parties) include the Indemnified Holders and the Company, and the Indemnified Holders shall have been advised by counsel that there may be one or more legal defenses available to the Indemnified Holders which are different from or additional to those available to the Company (in which case, if the Indemnified Holders notify the Company in writing that they elect to employ their own counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Holders, it being understood. however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the Indemnified Holders which firm shall be designated in writing by the Indemnified Holders representing at least a majority of the aggregate principal amount of the outstanding Registrable Securities). Any such fees and expenses payable by the Company shall be paid to the Indemnified Holders entitled thereto as incurred by the Indemnified Holders. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless the Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     (b) Indemnification by Holder of Registrable Securities. Each Holder of Registrable Securities agrees to indemnify and hold harmless the Company, its respective directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its respective directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company, and the Company or its respective directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.


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


     (c) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or Section 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the sale of the Preferred Shares to Purchaser pursuant to the Purchase Agreement on the one hand and each Holder of Registrable Securities from the offering of the Registrable Securities by such Holder, on the other hand, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Holder of Registrable Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as the other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Holder of Registrable Securities on the other shall be deemed to be in the same proportion as the aggregate amount paid by Purchaser to the Company pursuant to the Purchase Agreement for the Registrable Securities purchased by such Holder that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Holder paid for the Registrable Securities that were sold pursuant to the Registration Statement and the amount received by such Holder from such sale. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the particular Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable consideration referred to in the first sentence of this subsection (c). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending against any action or claim that is the subject of this subsection (c).
Notwithstanding the provisions of this subsection (c), each Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.



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

7.  RULE 144 AND RULE 144A

     With a view to making available to the Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to, for so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder and make and keep current public information available, within the meaning of Rule 144 or similar or analogous rule promulgated under the Securities Act. If the Company is not subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company also covenants that it will provide the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder of Registrable Securities which continue to be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and it will take such further action as any holder of such Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, so long as such provision does not require the public filing of information relating to the Company which the Company is not otherwise required to file, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC that does not require the public filing of information relating to the Company. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements; and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

8.  MISCELLANEOUS

     (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the Registrable Securities.

     (b) Notices. All notices, requests, consents and other communications hereunder shall be by telecopier, with a copy being mailed by a nationally recognized overnight express courier, and shall be deemed given when receipt is acknowledged by transmit confirmation report, and shall be delivered as addressed as follows:

          (1) if to the Purchaser, initially at its address set forth in the Purchase Agreement and thereafter at such other addresses, notice of which is given in accordance with the provisions of this Section 8(b);

          (2) if to a Holder of Registrable Securities, at its address of record as indicated on the books of the transfer agent and registrar for the Registrable Securities; and

          (3) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other addresses, notice of which is given in accordance with the provisions of this Section 8(b).

     (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, subsequent Holders of Registrable Securities.

     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) GOVERNING LAW AND JURISDICTION. THIS AGREEMENT AND ITS EXECUTION, VALIDITY AND INTERPRETATION SHALL BE GOVERNED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i) Waiver of Jury Trial. The parties to this Agreement each hereby waives to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action arising under this Agreement, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Each of the parties to this Agreement hereby agrees and consents that any claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     (j) No Inconsistent Agreements. The Company shall not enter into any agreement which is inconsistent with or violates the rights granted to Holders of Registrable Securities in this Agreement.

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                                      -10-

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       PALATIN TECHNOLOGIES, INC.



                                       By: _____________________________________
                                           Edward J. Quilty
                                           Chairman and Chief Executive Officer


                                       THERATECH, INC.



                                       By: _____________________________________
                                           Dinesh C. Patel
                                           President, Chairman and Chief
                                           Executive Officer












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